UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 3, 2023
Date of Report (Date of earliest event reported)

Everi Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32622	20-0723270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7250 S. Tenaya Way, Suite 100, Las Vegas, Nevada, 89113
(Address of principal executive offices) (Zip Code)

(800) 833-7110
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	EVRI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 3, 2023, the Board of Directors of Everi Holdings Inc. (the “Board” of the “Company”) elected to fill an open vacancy with the appointment of Debra Nutton as a Class II director to serve for a term expiring at the 2025 annual meeting of stockholders, and until her respective successor is elected or qualified, or until her earlier death, resignation or removal. The appointment of Ms. Nutton will be effective on April 1, 2023.
In addition, the Board appointed Ms. Nutton to serve on each of the Nominating and Governance, Compensation and Audit Committees of the Board. The Board also determined that Ms. Nutton qualifies as an independent director pursuant to the standards of the New York Stock Exchange and applicable rules of the Securities and Exchange Commission (“SEC”), including the heightened standards applicable to members of the Compensation and Audit Committees.
Ms. Nutton will be compensated for her Board service under the standard compensation arrangements provided to the Board’s independent, non-management directors, as described in the Director Compensation section of the Company's 2022 Proxy Statement, filed with the SEC on April 20, 2022.
Ms. Nutton will also enter into the Company’s standard form of indemnification agreement for directors, a form of which is filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2019, filed with the SEC on May 7, 2019.
There were no arrangements or understandings between Ms. Nutton and any other persons regarding her appointment to the Board, nor is she a party to any related party transactions required to be reported pursuant to Item 404(a) of Regulation S-K.
Item 7.01. Regulation FD Disclosure.
On March 8, 2023, the Company issued a press release announcing the appointment of Ms. Nutton to the Board, a copy of which is furnished hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Document

99.1	Press Release dated March 8, 2023.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERI HOLDINGS INC.

Date: March 8, 2023	By:	/s/ Todd A. Valli
Todd A. Valli Senior Vice President, Corporate Finance & Tax and Chief Accounting Officer